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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 23, 2007





                          CAPSTONE TURBINE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     001-15957                 95-4180883
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)



               21211 Nordhoff Street, Chatsworth, California 91311 (Address of principal executive offices) (Zip Code)

                                 (818) 734-5300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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
Section 5 - Corporate Governance and Management

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Principal Officers

     On February 23, 2007, Robin Deyo resigned as Interim Chief Accounting Officer of Capstone Turbine Corporation (the "Company") in order to pursue a career as Corporate Controller of Woodridge Labs, Inc. The resignation of Ms. Deyo will be effective March 9, 2007, and until that date Ms. Deyo will continue to serve the Company in her current capacity. The Company will continue to search for a permanent Chief Accounting Officer.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CAPSTONE TURBINE CORPORATION
                                                 (Registrant)

Date:  February 27, 2007                         By: /s/ Walter J. McBride
                                                     ---------------------------
                                                     Walter J. McBride
                                                     Chief Financial Officer